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                NEUBERGER & BERMAN MILLENNIUM FUND AND PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED October 19, 1998

                               No-Load Mutual Fund
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

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         Neuberger & Berman  Millennium  Fund ("Fund"),  a series of Neuberger &
Berman Equity Funds ("Trust"), is a no-load mutual fund that offers shares pursuant to a Prospectus dated October 19, 1998. The Fund invests all of its net investable assets in Neuberger & Berman Millennium Portfolio ("Portfolio").


         The Fund's Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger & Berman Management Incorporated ("N&B Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                Table of Contents

                                                                            Page
                                                                            ----

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Investment Insight........................................................3
     Additional Investment Information.........................................3

PERFORMANCE INFORMATION.......................................................15
     Total Return Computations................................................16
     Comparative Information..................................................16
     Other Performance Information............................................17

CERTAIN RISK CONSIDERATIONS...................................................17

TRUSTEES AND OFFICERS.........................................................18

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................23
     Investment Manager and Administrator.....................................23
     Sub-Adviser..............................................................24
     Investment Companies Managed.............................................25
     Management and Control of N&B Management.................................28

DISTRIBUTION ARRANGEMENTS.....................................................28

ADDITIONAL PURCHASE INFORMATION...............................................29
     Automatic Investing and Dollar Cost Averaging............................29

ADDITIONAL EXCHANGE INFORMATION...............................................29

ADDITIONAL REDEMPTION INFORMATION.............................................32
     Suspension of Redemptions................................................32
     Redemptions in Kind......................................................33

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................33

ADDITIONAL TAX INFORMATION....................................................34

                                                                            Page
                                                                            ----

     Taxation of the Fund.....................................................34
     Taxation of the Portfolio................................................34
     Taxation of the Fund's Shareholders......................................37

PORTFOLIO TRANSACTIONS........................................................37
     Portfolio Turnover.......................................................40

REPORTS TO SHAREHOLDERS.......................................................40

CUSTODIAN AND TRANSFER AGENT..................................................40

INDEPENDENT ACCOUNTANTS.......................................................40

LEGAL COUNSEL.................................................................40

REGISTRATION STATEMENT........................................................41

Appendix A....................................................................40
      RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.........................40

                             INVESTMENT INFORMATION


         The Fund is a separate operating series of the Trust, a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Fund seeks its investment objective by investing all of its net investable assets in the Portfolio, a series of Equity Managers Trust ("Managers Trust") that has an investment objective identical to that of the Fund. The Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.")

         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and Portfolio are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or the Portfolio may not be changed without the approval of the lesser of:

(1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented; or

(2)  a majority of the outstanding shares of the Fund or Portfolio.

These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of the Portfolio, the Fund casts its votes in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

Investment Policies and Limitations
-----------------------------------

         The Fund has the following fundamental investment policy, to enable it to invest in the Portfolio:

         Notwithstanding  any other investment  policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of the Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolio, it applies equally to the Fund.

         Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Portfolio.

         The Portfolio's fundamental investment policies and limitations are as follows:

         1. BORROWING. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         3. DIVERSIFICATION. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         5. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         For purposes of the limitation on commodities, the Portfolio does not consider foreign currencies or forward contracts to be physical commodities.

         The Portfolio's non-fundamental investment policies and limitations are as follows:

         1. BORROWING. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.


         4. FOREIGN SECURITIES. The Portfolio may not invest more than 20% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").


         5. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

INVESTMENT INSIGHT


RAPID PROFIT GROWTH

      Neuberger&Berman Millennium Fund looks for fast growing companies with "long legs" -- companies whose earnings have grown at least 15% a year for some time (even beating Wall Street estimates in the process) AND are expected to keep growing rapidly. To evaluate a company's growth prospects, the Fund's co-managers take a close look at its financial condition and its management.

FINANCIAL STRENGTH AND QUALITY OF MANAGEMENT

      Does a company have the financial and managerial wherewithal to exploit opportunities thoroughly as they arise and continue to grow despite setbacks? To seek the answer, the co-managers spend a great deal of time researching each company. They look for manageable debt levels, positive cash flow, and a top-flight management team -- indicators that a company can not only survive, but also thrive in an uncertain marketplace. The co-managers also meet with many of the CEOs and CFOs to satisfy themselves that senior management can take a company to the next level.

STOCK PRICE

      As a small company gets larger and more complex, the need to examine its stock price and P/E ratio becomes more crucial. Too often, small companies post an exorbitant stock price even before they've earned any money. That's why the co-managers spend so much time evaluating companies -- from researching competitors, suppliers and customers to meticulously examining the financials.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

         The Portfolio may make the following investments, among others, although it may not buy all of the types of securities or use all of the investment techniques that are described.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week.
         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Portfolio may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.


         SECURITIES LOANS. The Portfolio may lend securities to unaffiliated entities, including banks, brokerage firms, and other institutional investors judged creditworthy by N&B Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities,


                                      -3A-
is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         POLICIES AND LIMITATIONS. The Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.


         RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal market are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.


         Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

         POLICIES  AND  LIMITATIONS.   To  the  extent  restricted   securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to the Portfolio's 15% limit on investments in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement.

         FOREIGN SECURITIES. The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

         The Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks,
(3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on portfolio transactions.


         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


         POLICIES AND LIMITATIONS. In order to limit the risks inherent in investing in foreign currency denominated securities, the Portfolio may not purchase any such security if, as a result, more than 20% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency. Investments in securities of foreign issuers are subject to the Portfolio's quality standards. The Portfolio may invest only in securities of issuers in countries whose governments are considered stable by N&B Management.


         Futures, Options on Futures, Options on Securities and Indices,
                    Forward Contracts, and Options on Foreign
               Currencies (collectively, "Financial Instruments")

         FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolio may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolio does not engage in transactions in futures or options on futures for speculation. The Portfolio views investment in
(i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its NAV, the Portfolio marks to market the value of their open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although the Portfolio believes that the use of futures contracts will benefit it, if N&B Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Portfolio's futures position and the securities held by or to be purchased for the Portfolio. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Portfolio, it could (depending on the size of the position) have an adverse impact on the Portfolio's NAV.


         POLICIES AND LIMITATIONS. The Portfolio may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Portfolio does not engage in transactions in futures and options on futures for speculation.


         CALL OPTIONS ON SECURITIES. The Portfolio may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the Fund's NAVs) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price.


         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.


         If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio would purchase a call option to offset a previously written call option. The Portfolio also may purchase a call option to protect against an increase in the price of securities it intends to purchase.


         POLICIES AND LIMITATIONS. The Portfolio may write covered call options and may purchase call options in related closing transactions. The Portfolio writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do).

         THE PORTFOLIO WOULD PURCHASE A CALL OPTION TO OFFSET A PREVIOUSLY WRITTEN CALL OPTION. THE PORTFOLIO ALSO MAY PURCHASE A CALL OPTION TO PROTECT AGAINST AN INCREASE IN THE PRICE OF SECURITIES IT INTENDS TO PURCHASE.


         PUT OPTIONS ON SECURITIES. The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

         When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium.


         POLICIES AND LIMITATIONS. The Portfolio generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the Fund's NAVs).


         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Portfolio terminates upon expiration of the option or, at an earlier time, when the Portfolio offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised or closed out, the Portfolio will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions.


         The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.


         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

         The Portfolio pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


         POLICIES AND LIMITATIONS. The Portfolio may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FOREIGN CURRENCY TRANSACTIONS. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Portfolio also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.


         The Portfolio enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolio does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         N&B Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if N&B Management is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established. If the Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Portfolio may experience delays in the settlement of its foreign currency transactions.


         POLICIES  AND  LIMITATIONS.   The  Portfolio  may  enter  into  forward
contracts for the purpose of hedging and not for speculation.

         OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         POLICIES AND LIMITATIONS. The Portfolio would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

         COVER FOR FINANCIAL INSTRUMENTS. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Portfolio.

         POLICIES AND LIMITATIONS. The Portfolio will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.


         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Portfolio's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell the Portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell the Portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Portfolio's use of Financial Instruments will be successful.

         The Portfolio's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a RIC. See "Additional Tax Information." Hedging instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.


         POLICIES AND LIMITATIONS. N&B Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Portfolio's underlying securities or currency. N&B Management intends to reduce the risk that the Portfolio will be unable to close out Financial Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market.

         FIXED INCOME SECURITIES. While the emphasis of the Portfolio's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Portfolio may invest in investment grade corporate bonds and debentures. "Investment grade" debt securities are those receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category
(Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.


         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which the Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Portfolio's fixed income investments is likely to rise. Foreign fixed income securities are subject to risks similar to those of other foreign securities.

         Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities.

         POLICIES AND LIMITATIONS. The Portfolio normally may invest up to 35% of its total assets in debt securities.


         COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act.

While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

         POLICIES AND LIMITATIONS. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1) or deemed by N&B Management to be of comparable quality.

         ZERO COUPON SECURITIES. The Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The discount on zero coupon securities ("original issue discount") must be taken into income ratably by the Portfolio prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its share of the Portfolio's accrued original issue discount) to its shareholders each year for income and excise tax purposes, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the Fund's distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed income securities.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the Fund's ability to achieve their investment objectives.

         POLICIES AND LIMITATIONS. The Portfolio may invest up to 20% of its net assets in convertible securities. The Portfolio does not intend to purchase any convertible securities that are not investment grade. Convertible securities are subject to the Portfolio's investment policies and limitations concerning fixed income securities.

         PREFERRED STOCK. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

                             PERFORMANCE INFORMATION

         The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost. As of the date of this SAI, the Fund was new and had no performance history.

Total Return Computations
-------------------------

         The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

         Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

         N&B Management may from time to time reimburse the Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements are described in the Prospectus and in "Investment Management and Administration Services" below.

Comparative Information
-----------------------

         From time to time the Fund's performance may be compared with:

                  (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

                  (2) recognized stock and other indices,  such as the S&P "500"
         Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Russell Midcap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $39 million to $2.7 billion, with an average of $616 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.2 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Portfolio may invest in different types of securities from those included in some of the above indices.

         Evaluations  of  the  Fund's  performance,   its  total  returns,   and
comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Other Performance Information
-----------------------------

         From time to time, information about the Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and
(3) financially supporting aging parents.

         N&B Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

         Investors who may find the Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.



                           CERTAIN RISK CONSIDERATIONS

         Although the Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Portfolio will achieve its investment objective.

                              TRUSTEES AND OFFICERS

         The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman, LLC ("Neuberger & Berman").


Name, Age, and                 Positions Held
 Address(1)                    With the Trusts                Principal Occupation(s)(2)
--------------                 ---------------                -----------------------

Faith Colish (63)              Trustee of each Trust          Attorney at Law, Faith Colish, A
63 Wall Street                                                Professional Corporation.
24th Floor
New York, NY  10005

Stanley Egener* (64)           Chairman of the Board,         Principal of Neuberger & Berman;
                               Chief Executive Officer,       President and Director of N&B
                               and Trustee of each            Management; Chairman of the Board,
                               Trust                          Chief Executive Officer and Trustee of
                                                              nine  other  mutual  funds for which N&B
                                                              Management acts as investment  manager or
                                                              administrator.

Howard A. Mileaf (61)          Trustee of each Trust          Vice President and Special Counsel to
WHX Corporation                                               WHX Corporation (holding company)
110 East 59th Street                                          since 1992; Director    of   Kevlin
30th Floor                                                    Corporation (manufacturer of microwave
New  York,  NY  10022                                         and other products).


                                      -17-

Name, Age, and                 Positions Held
 Address(1)                    With the Trusts                Principal Occupation(s)(2)
--------------                 ---------------                -----------------------

Edward I. O'Brien*  (70)       Trustee of each Trust          Until 1993, President of the Securities
12 Woods Lane                                                 Industry Association  ("SIA") (securities
Scarsdale, NY 10583                                           industry's representative in government
                                                              relations  and  regulatory  matters at the
                                                              federal and state levels);  until November
                                                              1993,  employee  of the SIA;  Director  of
                                                              Legg Mason,  Inc.

John T. Patterson, Jr. (70)    Trustee of each Trust          Retired.  Formerly,  President  of SOBRO
7082 Siena Court                                              South Bronx   Overall   Economic
Boca Raton, FL 33433                                          Development  Corporation).



                                      -18-

Name, Age, and                 Positions Held
 Address(1)                    With the Trusts                Principal Occupation(s)(2)
--------------                 ---------------                -----------------------

John P. Rosenthal (65)         Trustee of each Trust          Senior   Vice President  of Burnham
Burnham Securities   Inc.                                     Securities   Inc.   (a   registered broker-
Burnham Asset Management Corp.                                dealer)  since 1991;      Director,    Cancer
1325 Avenue of the Americas                                   Treatment  Holdings,  Inc.
17th Floor
New York, NY 10019

Cornelius T. Ryan (67)         Trustee of each Trust          General  Partner of Oxford  Partners and
Oxford  Bioscience                                            Oxford   Bioscience Partners  (venture
Partners                                                      capital partnerships)   and  President  of
315 Post Road  West                                           Oxford Venture   Corporation; Director  of
Westport, CT  06880                                           Capital  Cash  Management Trust (money
                                                              market fund)  and Prime  Cash Fund.

Gustave H. Shubert (69)        Trustee of each Trust          Senior Fellow/Corporate Advisor and
13838 Sunset Boulevard                                        Advisory Trustee of Rand (a non-profit
Pacific Palisades,  CA 90272                                  public   interest research institution)
                                                              since  1989;  Honorary  Member  of  the
                                                              Board of Overseers of the Institute for
                                                              Civil  Justice,   the  Policy  Advisory
                                                              Committee  of  the  Clinical   Scholars
                                                              Program    at   the    University    of
                                                              California,  the  American  Association
                                                              for the  Advancement  of  Science,  the
                                                              Counsel on Foreign  Relations,  and the
                                                              Institute   for    Strategic    Studies
                                                              (London);   advisor   to  the   Program
                                                              Evaluation and Methodology  Division of
                                                              the  U.S.  General  Accounting  Office;
                                                              formerly   Senior  Vice  President  and
                                                              Trustee of Rand.

Lawrence Zicklin* (62)         President and Trustee of       Principal of Neuberger  & Berman;
                                                              Director of each Trust N&B  Management;
                                                              President  and/or Trustee of six other
                                                              mutual  funds for which N&B  Management
                                                              acts   as    investment    manager   or
                                                              administrator.


                                      -19-

Name, Age, and                 Positions Held
 Address(1)                    With the Trusts                Principal Occupation(s)(2)
--------------                 ---------------                -----------------------

Daniel J. Sullivan (58)        Vice  President  of each       Senior Vice President of N&B
                               Trust                          Management  since 1992;  Vice  President
                                                              of nine other  mutual  funds for which
                                                              N&B   Management   acts  as  investment
                                                              manager  or  administrator.

Michael J. Weiner (51)         Vice President and             Senior Vice President of N&B
                               Principal Financial            Management since 1992; Treasurer of
                               Officer of each Trust          N&B Management from 1992 to Trust 1996;
                                                              Vice President and Principal Financial
                                                              Officer of nine other mutual funds for
                                                              which N&B Management acts as investment
                                                              manager  or  administrator.

Claudia A. Brandon             Secretary of each Trust        Vice President of N&B Management;
(42)                                                          Secretary of nine other mutual funds for
                                                              which N&B Management acts as
                                                              investment  manager  or  administrator.

Richard Russell (51)           Treasurer and Principal        Vice  President   of   N&B Management
                               Accounting Officer of          since 1993; prior  thereto, Assistant Vice
                               each Trust                     President of N&B Trust
                                                              Management;   Treasurer  and  Principal
                                                              Accounting   Officer  of  nine   other
                                                              mutual  funds for which N&B  Management
                                                              acts   as    investment    manager   or
                                                              administrator.

Stacy Cooper-Shugrue           Assistant Secretary of         Assistant Vice President of N&B
(35)                           each Trust                     Management since  1993; prior thereto,
                                                              employee of N&B  Management;  Assistant
                                                              Secretary  of nine other  mutual funds
                                                              for  which  N&B   Management   acts  as
                                                              investment manager or administrator.

C. Carl Randolph (61)          Assistant Secretary of         Principal of Neuberger & Berman since
                               each Trust                     1992;  Assistant  Secretary of nine other
                                                              mutual  funds for which N&B  Management
                                                              acts   as    investment    manager   or
                                                              administrator.


                                      -20-

Barbara DiGiorgio (39)         Assistant  Treasurer of        Assistant  Vice  President of N&B
                               each Trust                     Management since  1993;  prior thereto,
                                                              employee of N&B  Management;  Assistant
                                                              Treasurer  since  1996 of  nine  other
                                                              mutual  funds for which N&B  Management
                                                              acts   as    investment    manager   or
                                                              administrator.

Celeste Wischerth (37)         Assistant Treasurer of         Assistant Vice President of N&B
                               each Trust                     Management since 1994; prior thereto,
                                                              employee of N&B  Management;  Assistant
                                                              Treasurer  since  1996 of  nine  other
                                                              mutual  funds for which N&B  Management
                                                              acts   as    investment    manager   or
                                                              administrator.

--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons by virtue of the fact that they are officers and/or directors of N&B Management and principals of Neuberger & Berman. Mr. O'Brien is an interested person by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolio and other funds for which N&B Management serves as investment manager.

         The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. None of the Neuberger & Berman Funds(Registered) has any retirement plan for its trustees.


                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/98
                          -----------------------------

                                 Aggregate             Total Compensation
                                Compensation       from Investment Companies
 Name and Position                from the         in the Neuberger & Berman
 with the Trust                    Trust               Fund Complex Paid to
 -----------------                 -----                    Trustees
                                                            --------

 Faith Colish                   $ 18,280.82                $ 84,500.00
 Trustee                                          (5 other investment companies)

 Stanley Egener                     $ 0                      $ 0
 Chairman of the Board,                           (9 other investment companies)
 Chief Executive
 Officer, and Trustee

 Howard A. Mileaf               $ 18,474.01                 $ 52,000.00
 Trustee                                          (4 other investment companies)

 Edward I. O'Brien              $ 19,799.48                 $ 51,750.00
 Trustee                                          (3 other investment companies)

 John T. Patterson, Jr.         $ 19,992.68                 $ 55,750.00
 Trustee                                          (4 other investment companies)

 John P. Rosenthal              $ 17,056.01                 $ 47,750.00
 Trustee                                          (4 other investment companies)

 Cornelius T. Ryan              $ 18,667.21                 $ 48,750.00
 Trustee                                          (3 other investment companies)

 Gustave H. Shubert             $ 18,474.01                 $ 48,250.00
 Trustee                                          (3 other investment companies)

                                 Aggregate             Total Compensation
                                Compensation       from Investment Companies
 Name and Position                from the         in the Neuberger & Berman
 with the Trust                    Trust               Fund Complex Paid to
 -----------------                 -----                    Trustees
                                                            --------


 Lawrence Zicklin                   $ 0                        $ 0
 President and Trustee                            (5 other investment companies)


         At October 1, 1998, the trustees and officers of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.


                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------


         Because all of the Fund's net investable assets are invested in the Portfolio, the Fund does not need an investment manager. N&B Management serves as the Portfolio's investment manager pursuant to a management agreement with Managers Trust, dated as of August 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in the Portfolio on October 19, 1998.

         The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolio in its discretion and will continuously develop an investment program for the Portfolio's assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of the Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolio, although N&B Management has no current plans to pay a material amount of such compensation.

         N&B Management provides to the Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are principals of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

         N&B Management provides facilities, services and personnel, as well as accounting, recordkeeping, and other services, to the Fund pursuant to an administration agreement with the Trust, dated August 3, 1993, as amended on August 2, 1996 ("Administration Agreement"). For such administrative services, the Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.

         Under the Administration Agreement, N&B Management also provides to the Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the
Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         From time to time, N&B Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or other third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.


         N&B Management has voluntarily undertaken to reimburse the Fund for its Total Operating Expenses (as defined in the Prospectus) which exceed 1.75% of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B
Management through December 31, 2000, for the excess Total Operating Expenses that N&B Management reimbursed to the Fund through December 31, 1999, so long as Total Operating Expenses during that period do not exceed the above expense limitation. This undertaking can be terminated by N&B Management by giving the Fund at least 60 days' prior written notice.

         The Management Agreement continues with respect to the Portfolio until August 2, 2000. The Management Agreement is renewable thereafter from year to year with respect to the Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio
Trustees or by a 1940 Act majority vote of the outstanding interests in the Portfolio. The Administration Agreement continues with respect to the Fund until August 2, 2000. The Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

         The Management Agreement is terminable, without penalty, with respect to the Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser
-----------

         N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Portfolio pursuant to a sub-advisory agreement dated August 2, 1993 ("Sub-Advisory Agreement"). The
Sub-Advisory Agreement was approved by the holders of the interests in the Portfolio on October 19, 1998.


         The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.

         The Sub-Advisory Agreement continues with respect to the Portfolio until August 2, 2000 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in the Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Portfolio if it is assigned or if the Management Agreement terminates with respect to the Portfolio.

         Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

Investment Companies Managed
----------------------------


         As of September 30, 1998 the investment companies managed by N&B Management had aggregate net assets of approximately $18 billion. N&B Management currently serves as investment manager of the following investment companies:

        Name                                         Approximate Net Assets
        ----                                          at September 30, 1998
                                                       -------------------

Neuberger & Berman Cash Reserves Portfolio               $  961,277,114.73
         (investment portfolio for Neuberger
         & Berman Cash Reserves)

Neuberger & Berman Government Money
Portfolio                                                $  356,413,872.98

        Name                                         Approximate Net Assets
        ----                                          at September 30, 1998
                                                       -------------------

         (investment portfolio for Neuberger &
          Berman Government Money Fund)

Neuberger & Berman High Yield Bond
Portfolio                                               $   22,692,273.25
        (investment portfolio for Neuberger & Berman
        High Yield Bond Fund)

Neuberger & Berman Limited Maturity Bond
Portfolio                                               $  357,429,916.55
        (investment portfolio for Neuberger & Berman
        Limited Maturity Bond Fund and Neuberger &
        Berman Limited Maturity Bond Trust)

Neuberger & Berman Municipal Money
Portfolio                                               $ 215,897,411.23
        (investment portfolio for Neuberger & Berman
        Municipal Money Fund)

Neuberger & Berman Municipal Securities
Portfolio                                               $  38,147,016.95
        (investment portfolio for Neuberger & Berman
        Municipal Securities Trust)

Neuberger & Berman Focus Portfolio                  $   1,296,356,136.15
(investment portfolio for Neuberger & Berman
Focus Fund, Neuberger & Berman Focus Trust, and Neuberger & Berman Focus Assets)

Neuberger & Berman Genesis Portfolio                $   1,931,169,592.69
      (investment portfolio for Neuberger & Berman
       Genesis Fund, Neuberger & Berman Genesis Trust and Neuberger & Berman Genesis Assets)

Neuberger & Berman Guardian Portfolio               $   5,672,663,013.15
      (investment portfolio for Neuberger & Berman
      Guardian Fund, Neuberger & Berman Guardian
      Trust and Neuberger & Berman Guardian Assets)

Neuberger & Berman International Portfolio             $  114,793,905.79
         (investment portfolio for Neuberger & Berman
         International Fund and

        Name                                         Approximate Net Assets
        ----                                          at September 30, 1998
                                                      ---------------------

         Neuberger & Berman
         International Trust)

Neuberger & Berman Manhattan Portfolio                     $  555,345,009.17
        (investment portfolio for Neuberger & Berman
        Manhattan Fund, Neuberger & Berman Manhattan
        Trust and Neuberger & Berman Manhattan Assets)

Neuberger & Berman Partners Portfolio                      $3,712,575,595.41
         (investment portfolio for Neuberger & Berman
         Partners Fund,
         Neuberger & Berman Partners Trust and Neuberger
         & Berman Partners Assets)

 Neuberger & Berman Socially Responsive Portfolio          $  300,343,680.73
          (investment portfolio for Neuberger & Berman
          Socially Responsive Fund, Neuberger & Berman
          Socially Responsive Trust and Neuberger &
          Berman NYCDC Socially Responsive Trust)

Advisers Managers Trust                                     $2,504,652,561.08
         (seven series)

         The investment decisions concerning the Portfolio and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolio. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolio to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

         There may be occasions when the Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolio's having its advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Portfolio is subject to certain limitations imposed on all advisory clients of Neuberger & Berman (including the Portfolio, the Other N&B Funds, and other managed accounts) and personnel of Neuberger & Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger & Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Management and Control of N&B Management
----------------------------------------


         The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; Brooke A. Cobb, Vice President; Robert W. D'Alelio, Vice President; Roberta D'Orio, Vice President; Clara Del Villar, Vice President; Brian J. Gaffney, Vice President; Joseph G. Galli, Vice President; Robert I. Gendelman, Vice President; Josephine P. Mahaney, Vice President; Michael F. Malouf, Vice President; Ellen Metzger, Vice President and Secretary; Paul Metzger, S. Basu Mullick, Vice President; Vice President; Janet W. Prindle, Vice President; Kevin L. Risen, Vice President; Richard Russell, Vice President; Jennifer K. Silver, Vice President; Kent C. Simons, Vice President; Frederic B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Allan R. White, III, Vice President; Thomas G. Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Robert Conti, Treasurer; Ramesh Babu, Assistant Vice President; Valerie Chang, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Michael J. Hanratty, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Robert L. Ladd, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Ingrid Saukaitis, Assistant Vice President; Josephine Velez, Assistant Vice President; Celeste Wischerth, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Gendelman, Giuliano, Kassen, Lainoff, Risen, Simons, Sundman and Zicklin and Mmes. Prindle, Silver and Vale are principals of Neuberger & Berman.


         Messrs. Egener and Zicklin are trustees and officers, and Messrs. Russell, Sullivan and Weiner and Mmes. Brandon, Cooper-Shugrue, DiGiorgio, and Wischerth are officers, of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.

         All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.

                            DISTRIBUTION ARRANGEMENTS

         N&B Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares on a no-load basis to Institutions. In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's shares to Institutions without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

         From time to time, N&B Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

         The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues with respect to the Fund until August 2, 1999. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.

                         ADDITIONAL PURCHASE INFORMATION

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

         Shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

         Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of the Fund's shares and invest the proceeds in shares of one or more of the other Neuberger & Berman Funds or the Neuberger & Berman Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

EQUITY FUNDS
------------

    Neuberger Berman  Focus Fund        Invests  principally  in  common  stocks
                                        selected from 13 multi-industry  sectors
                                        of the  economy.  To maximize  potential
                                        return,  the Portfolio normally makes at
                                        least 90% of its investments in not more
                                        than six sectors of the economy believed
                                        by   the   portfolio   managers   to  be
                                        undervalued.

    Neuberger & Berman Genesis Fund Invests primarily in stocks of companies (Closed to most new investors. with small market capitalizations (up to
    For more information, see           1.5   billion   at  the   time   of  the
    Genesis Fund's Prospectus)          Portfolio's    investment).    Portfolio
                                        managers  seek  to  buy  the  stocks  of
                                        strong companies with a history of solid
                                        performance  and  a  proven   management
                                        team, which are selling at attractive prices.

    Neuberger & Berman Guardian Fund    A growth and income fund that invests
                                        primarily in stocks of established,
                                        high-quality companies that are not
                                        well followed on Wall Street or are
                                        temporarily out of favor.

    Neuberger & Berman International    Seeks long-term capital appreciation  by
    Fund                                investing  primarily in  foreign  stocks
                                        of any capitalization, both in developed
                                        economies   and  in  emerging   markets.
                                        Portfolio   manager  seeks   undervalued
                                        companies  in   countries   with  strong
                                        potential for growth.


    Neuberger & Berman Manhattan        Invests  in  securities believed to have
    Fund                                the  maximum   potential  for  long-term
                                        capital appreciation. Portfolio managers
                                        seek  stocks  of   companies   that  are
                                        projected to grow at above-average rates and that appear to the managers poised for a period of accelerated earnings.

    Neuberger & Berman                  Seeks capital growth through an approach
    Partners Fund                       that is  intended  to  increase  capital
                                        with reasonable risk. Portfolio managers
                                        look    at    fundamentals,     focusing
                                        particularly on cash flow, return on capital, and asset values.

    Neuberger & Berman                  Seeks long-term capital  appreciation by
    Socially Responsive Fund            investing  in common stocks of companies
                                        that meet both financial and social criteria.


INCOME FUNDS
------------

Neuberger & Berman                      A  U.S. Government  money  market   fund
Government Money Fund                   seeking maximum safety and liquidity and
                                        the highest  available  current  income.
                                        The corresponding portfolio invests only in U.S. Treasury obligations and other money market instruments backed by the full faith and credit of the United
                                        States. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger & Berman                      A money market fund seeking the  highest
Cash Reserves                           current  income  consistent  with safety
                                        and   liquidity.    The    corresponding
                                        portfolio invests in high-quality money market instruments. It seeks to maintain a constant purchase and redemption price of $1.00.


Neuberger & Berman                      Seeks   the   highest   current   income
Limited Maturity Bond Fund              consistent  with  low  risk to principal
                                        and liquidity  and,  secondarily,  total
                                        return.   The  corresponding   portfolio
                                        invests  in debt  securities,  primarily
                                        investment  grade;   maximum  10%  below
                                        investment grade, but no lower than B.*/
                                        Maximum average duration of four years.


Neuberger & Berman                      In seeking its objective of high current
High Yield Bond Fund                    income and, secondarily, capital growth,
                                        the   fund    invests    primarily    in
                                        lower-rated  debt  securities,   and  in
                                        investment  grade  income-producing  and
                                        non-income-producing   debt  and  equity
                                        securities.


MUNICIPAL FUNDS
---------------

Neuberger & Berman                      A money market fund seeking  the maximum
Municipal Money Fund                    current  income  exempt  from   federal
                                        income tax,  consistent  with safety and
                                        liquidity.  The corresponding  portfolio
                                        invests  in   high-quality,   short-term
                                        municipal   securities.   It   seeks  to
                                        maintain   a   constant   purchase   and
                                        redemption price of $1.00.

Neuberger & Berman Municipal            Seeks  high  current  tax-exempt  income
Securities Trust                        with  low  risk  to  principal,  limited
                                        price  fluctuation,  and liquidity  and,
                                        secondarily,     total    return.    The
                                        corresponding   portfolio   invests   in
                                        investment  grade municipal  securities.
                                        Maximum average duration of 10 years.


*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by N&B Management to be of comparable quality.

         Any Neuberger & Berman Fund described herein, and any of the Neuberger & Berman Income or Municipal Funds, may terminate or modify its exchange privilege in the future.


         Fund shareholders who are considering exchanging shares into any of the Neuberger & Berman Income or Municipal Funds should note that each such fund (1) is a series of a Delaware business trust (named "Neuberger & Berman Income

Funds") that is registered with the SEC as an open-end management investment company, and (2) invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.


         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Neuberger & Berman Income and Municipal Funds share a prospectus. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

         There can be no assurance that Neuberger & Berman Government Money Fund, Neuberger & Berman Cash Reserves, or Neuberger & Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

         The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind
-------------------

         The Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund expects to distribute to its shareholders substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains, and any net realized gains from foreign currency transactions earned or realized by the Portfolio. The Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Portfolio's NAV (and, hence, the Fund's NAV) until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

         Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

         Dividends and other distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

         A cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Fund at the Fund's price on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------

         In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

         Certain funds that invest in portfolios managed by N&B Management have received rulings from the Internal Revenue Service ("Service") that each such fund, as an investor in the portfolio, will be deemed to own a proportionate share of the portfolio's assets and income for purposes of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by the Fund, N&B Management believes that the reasoning thereof and, hence, their conclusion apply to the Fund as well.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

         See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Portfolio, investments by the Portfolio in certain securities, and hedging transactions engaged in by the Portfolio.

Taxation of the Portfolio
-------------------------

         Certain portfolios managed by N&B Management have received rulings from the Service to the effect that, among other things, each such portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the portfolio is not subject to federal income tax; instead, each investor in the portfolio (such as its corresponding fund) is required to take into account in determining its federal income tax liability its share of the portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the portfolio. The portfolios also are not subject to Delaware or New York income or franchise tax. Although these rulings may not be relied on as precedent by the Portfolio and the Fund, N&B Management believes the reasoning thereof and, hence, their conclusion apply to the Portfolio and the Fund as well.

         Because the Fund is deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to continue to conduct its operations so that the Fund will be able to continue to satisfy all those requirements.

         Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally equals the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.

         Dividends and interest received by the Portfolio, and gains realized by the Portfolio, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder (effective for the taxable year beginning September 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Portfolio holds stock of a PFIC, the Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on its share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain on the Portfolio's disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. The balance of the Fund's share of the PFIC income will be included in its investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its share of the Portfolio's pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Effective for taxable years beginning after 1997, a holder of stock in any PFIC may elect to include in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Proposed regulations would provide a similar election with respect to the stock of certain PFICs.

         The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for the Fund under the Income Requirement.

         Exchange-traded futures contracts, certain forward contracts and listed options thereon ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Portfolio's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, proposed technical corrections legislation would clarify that the 20% rate applies.

         The Portfolio may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, the Portfolio (and, through it, the Fund) must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including its share of the Portfolio's accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash the Portfolio actually receives. Those distributions will be made from the Fund's (or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of the Portfolio's securities. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

Taxation of the Fund's Shareholders
-----------------------------------

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

         As described under "How to Sell Shares" in the Prospectus, the Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so.

If an account that is closed pursuant to the foregoing was maintained for an IRA (including, after 1997, a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                             PORTFOLIO TRANSACTIONS

         Neuberger & Berman acts as principal broker for the Portfolio in the purchase and sale of its portfolio securities and in connection with the writing of covered call options on its securities.

         Portfolio securities may, from time to time, be loaned by the Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by the Portfolio to Neuberger & Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger & Berman is to be determined by reference to concurrent arrangements between Neuberger & Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger & Berman borrows securities from the Portfolio in order to re-lend them to others, Neuberger & Berman may be required to pay the Portfolio, on a quarterly basis, certain of the earnings that Neuberger & Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger & Berman desires to borrow a security that the Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from the Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than the Portfolio. If, in any month, the Portfolio's expenses exceed its income in any securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse the Portfolio for such loss. The Portfolio has no current intention of loaning securities to Neuberger & Berman.

         The Portfolio may also lend securities to unaffiliated entities, including banks, brokerage firms, and other institutional investors judged creditworthy by N&B Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolio.

         In effecting securities transactions, the Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The

Portfolio plans to continue to use Neuberger & Berman as its principal broker where, in the judgment of N&B Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolio's knowledge, no affiliate of the Portfolio receives give-ups or reciprocal business in connection with its securities transactions.

         The use of Neuberger & Berman as a broker for the Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934.
Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Managers Trust and N&B Management have expressly authorized Neuberger & Berman to retain such compensation, and Neuberger & Berman has agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by the Portfolio to Neuberger & Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Portfolio's policy that the commissions paid to Neuberger & Berman must, in N&B Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolio does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Portfolio unless an appropriate exemption is available.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolio must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

         To ensure that accounts of all investment clients, including the Portfolio, are treated fairly in the event that Neuberger & Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger & Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         The Portfolio expects that it will execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

         A committee comprised of officers of N&B Management and principals of Neuberger & Berman who are portfolio managers of the Portfolio and Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger & Berman may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the Portfolio by supplementing the information otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolio's benefit.


         Jennifer K. Silver and Michael F. Malouf are primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolio of the Portfolio. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Management prior to taking such action.


Portfolio Turnover
------------------

         The Portfolio's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and Portfolio. The Fund's statements show the investments owned by the Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in the Portfolio.

                          CUSTODIAN AND TRANSFER AGENT

         The Fund and Portfolio have selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for their respective securities and cash. State Street also serves as the Fund's transfer agent, administering purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions. All correspondence should be mailed to Neuberger & Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York,
NY 10158-0180. In addition, State Street serves as transfer agent for the Portfolio.

                            INDEPENDENT ACCOUNTANTS

         The Fund and Portfolio have selected PricewaterhouseCoopers, One Post Office Square, Boston, MA 02109, as the independent accountants who will audit their financial statements.

                                  LEGAL COUNSEL

         The Fund and Portfolio have selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as their legal counsel.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                                                                     APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P corporate bond ratings:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's corporate bond ratings:
         ------------------------------

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.

         S&P commercial paper ratings:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         Moody's commercial paper ratings

         Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.